UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2015

AMICUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33497	71-0869350
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Cedar Brook Drive, Cranbury, NJ	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 662-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On September 30, 2015, Amicus Therapeutics, Inc., a Delaware corporation (“Amicus”), Scioderm, Inc., a Delaware corporation (“Scioderm”), Titan Merger Sub Corp., a Delaware corporation and a direct, wholly owned subsidiary of Amicus (“Merger Sub”), Fortis Advisors LLC, as Shareholders’ Agent (the “Shareholders’ Agent”), and certain Shareholders of Scioderm entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 30, 2015, by and among Amicus, Merger Sub, Scioderm and the Shareholders’ Agent, in accordance with the terms of the Merger Agreement.

The Amendment amends the Merger Agreement to modify the cash and stock portions of consideration payable to Effective Time Holders (as defined in the Merger Agreement) under the Merger Agreement for the initial payment, at the time of closing.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.2 incorporated by reference herein.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On September 30, 2015, Amicus completed its previously announced acquisition of Scioderm. Pursuant to the Merger Agreement, Merger Sub merged with and into Scioderm (the “Merger”), with Scioderm surviving as a wholly owned subsidiary of Amicus, subject to the terms and conditions set forth in the Merger Agreement.

At the effective time of the Merger, Amicus paid holders of Scioderm’s (i) capital stock, (ii) options to purchase Scioderm’s common stock, (iii) restricted stock units and (iv) warrants to purchase Scioderm’s common stock (collectively, the “Effective Time Holders”), an amount equal to (i) $220 million, plus (ii) the exercise price of all outstanding options and warrants to purchase Scioderm’s common stock, plus (iii) Scioderm’s cash and cash equivalents (with an adjustment to account for closing working capital and Scioderm’s fees and expenses, which include employee bonuses and certain severance payments) (collectively, the “Initial Amount”). $135,547,983 of the Initial Amount was paid in cash and the remaining amount was paid in shares of Common Stock. For purposes of paying the Initial Amount, the shares of Common Stock were valued based on a share price of $14.93. The Effective Time Holders signed lock-up agreements that among other things provide for a lock-up period of 30 days for one-third of the shares of Common Stock issued in connection with the Initial Amount and 60 days for one-third of the shares of Common Stock issued in connection with the Initial Amount.

On September 30, 2015, Amicus also completed its previously announced agreement with all of the holders of Scioderm’s Series B Preferred Stock, par value $0.001 per share (the “Series B Additional Purchase Price Agreement”), pursuant to which Amicus made payments of $5,512,180 in cash and the remaining amount was paid in shares of Common Stock directly to the holders of Scioderm’s Series B Preferred Stock.  Payments under the Series B Additional Purchase Price Agreement were made pro rata based on the number of shares of Scioderm Series B Preferred Stock held.

The foregoing summary of the Merger Agreement is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to Amicus’ Current Report on Form 8-K filed September 3, 2015 and incorporated herein by reference, as amended by the Amendment, attached as Exhibit 2.2 hereto.

Item 8.01                                           Other Events.

On September 30, 2015, Amicus issued a press release (the “Press Release”) and slide presentation (the “Presentation”) announcing the closing of the Merger.

A copy of the Press Release is filed as Exhibit 99.1 and a copy of the Presentation is filed as Exhibit 99.2 hereto and each of them are incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited consolidated balance sheets of Scioderm as of December 31, 2014 and December 31, 2013 and the related audited consolidated statements of operations and comprehensive loss, changes in redeemable convertible preferred stock and stockholders’ deficit, and cash flows for the years ended December 31, 2014 and December 31, 2013 and the related notes are attached as Exhibit 99.3 hereto and incorporated herein by reference.

The unaudited consolidated balance sheet of Scioderm as of June 30, 2015 and the related consolidated statements of operations, comprehensive loss, and cash flows for the six months ended June 30, 2015 and June 30, 2014 and the related notes, are attached as Exhibit 99.4 hereto and incorporated herein by reference.

The unaudited pro forma combined financial information which describes the effect of the acquisition on the consolidated balance sheet and statements of operations for the year ended December 31, 2014 and the six months ended June 30, 2015, as if the acquisition had occurred on January 1, 2014 and on the consolidated balance sheet as of June 30, 2015, as if the acquisition had occurred on June 30, 2015.

(b) Pro forma financial information.

The unaudited pro forma financial information required by this item is attached as Exhibit 99.5 hereto and incorporated herein by reference.

(d) Exhibits.

2.1	Agreement and Plan of Merger by and among Amicus Therapeutics, Inc., Titan Merger Sub Corp., Scioderm, Inc. and Fortis Advisors LLC, as Shareholders’ Agent, dated as of August 30, 2015 (1)
2.2

Amendment to Agreement and Plan of Merger, dated September 30, 2015, by and among Amicus Therapeutics, Inc., Titan Merger Sub Corp., Scioderm, Inc., Fortis Advisors LLC, as Shareholders’ Agent and certain Shareholders of Scioderm, Inc.

23.1	Consent of Ernst & Young LLP, independent auditors of Scioderm, Inc.
99.1	Press Release, dated September 30, 2015
99.2	Presentation, dated September 30, 2015
99.3	Audited Consolidated Financial Statements and Related Notes of Scioderm, Inc. as of December 31, 2014 and December 31, 2013 and for the years then ended
99.4	Unaudited Consolidated Financial Statements and Related Notes of Scioderm, Inc. for the six-months ended June 30, 2015
99.5	Unaudited Pro Forma Condensed Combined Financial Information

(1) Previously filed as Exhibit 2.1 to Amicus’ Current Report on Form 8-K filed with the Securities and Exchange Commission on September 3, 2015 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.

Date: September 30, 2015	By:	/s/ William D. Baird III
	Name:	William D. Baird III
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Amicus Therapeutics, Inc., Titan Merger Sub Corp., Scioderm, Inc. and Fortis Advisors LLC, as Shareholders’ Agent, dated as of August 30, 2015 (1)
2.2

Amendment to Agreement and Plan of Merger, dated September 30, 2015, by and among Amicus Therapeutics, Inc., Titan Merger Sub Corp., Scioderm, Inc., Fortis Advisors LLC, as Shareholders’ Agent and certain Shareholders of Scioderm, Inc.

23.1	Consent of Ernst & Young LLP, independent auditors of Scioderm, Inc.
99.1	Press Release, dated September 30, 2015
99.2	Presentation, dated September 30, 2015
99.3	Audited Consolidated Financial Statements and Related Notes of Scioderm, Inc. as of December 31, 2014 and December 31, 2013 and for the years then ended
99.4	Unaudited Consolidated Financial Statements and Related Notes of Scioderm, Inc. for the six-months ended June 30, 2015
99.5	Unaudited Pro Forma Condensed Combined Financial Information

(1) Previously filed as Exhibit 2.1 to Amicus’ Current Report on Form 8-K filed with the Securities and Exchange Commission on September 3, 2015 and incorporated herein by reference.